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                       SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                   FORM 8-K



                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                              December 16, 1996
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               Date of Report (date of earliest event reported)



                      Savannah Foods & Industries, Inc.
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            (Exact Name of Registrant As Specified In Its Charter



                                   Delaware
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                (State or Other Jurisdiction of Incorporation)



             1-11420                                   58-1089367
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     (Commission File Number)               (IRS Employer Identification No.)



Post Office Box 339, Savannah, Georgia                    31402
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(Address of Principal Executive Offices)               (Zip Code)


                                (912) 234-1261
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             (Registrant's Telephone Number, Including Area Code)


                                NOT APPLICABLE
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        (Former Name Or Former Address, If Changes Since Last Report)
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Item 4.  Changes in Registrant's Certifying Accountant

        At their December 16, 1996 meetings, the Company's Audit Committee and Board of Directors engaged Arthur Andersen LLP as it new independent accountants. During the fiscal years ended September 29, 1996 and October 1, 1995 and through December 16, 1996, the Company had not consulted with Arthur Andersen LLP on items which (1) were or should have been subject to Statement on Auditing Standards No. 50, or (2) concerned the subject matter of a disagreement or reportable event with the former auditor (as described in Regulation S-K Item 304(a)(2)).



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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Savannah Foods & Industries, Inc.
                                        ---------------------------------
                                        (Registrant)


Date:  December 19, 1996                /S/ Gregory H. Smith
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                                        Gregory H. Smith
                                        Senior Vice President
                                        Chief Financial Officer and Treasurer




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